UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2000

Sears Credit Account Master Trust II
 (Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

Pursuant to Section 2.08 of the Pooling and Servicing Agreement dated July 31, 1994, as amended, (the "Pooling and Servicing Agreement") establishing the Sears Credit Account Master Trust II (the "Trust"), SRFG, Inc. (the "Seller" under the Pooling and Servicing Agreement) designated, as of July 31, 2000, additional credit accounts ("Additional Accounts") to be included in the Trust as Accounts.

The aggregate amount of Receivables billed to the Additional Accounts as of the first day of the Due Period ending in August 2000 was $2,443,164,627.29. After giving effect to the inclusion of the Additional Accounts, the aggregate amount of Receivables in the Trust as of the beginning of such Due Period was $11,352,876,030.51.

On August 15, 2000, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(n).

Item 7. Financial Statements and Exhibits
20(a).

Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(b).

Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(c).

Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(d).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(e).

Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(f).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(g).

Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(h).

Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(i).

Series 1998-1 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(j).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(k).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(l).

Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(m).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

20(n).

Series 2000-1 Monthly Investor Certificateholders' Statement related to the distribution of August 15, 2000 and reflecting the performance of the Trust during the Due Period ended in July 2000, which will accompany the distribution on August 15, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/Donald J. Woytek Donald J. Woytek Vice President, Administration

Date: August 15, 2000

EXHIBIT INDEX

Exhibit No.
20(a).	Series 1994-1 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(b).	Series 1995-2 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(c).	Series 1995-3 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(d).	Series 1995-5 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(e).	Series 1996-1 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(f).	Series 1996-3 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(g).	Series 1996-4 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(h).	Series 1997-1 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(i).	Series 1998-1 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(j).	Series 1998-2 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(k).	Series 1999-1 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(l).	Series 1999-2 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(m).	Series 1999-3 Monthly Investor Certificateholders' Statement (August 15, 2000)
20(n).	Series 2000-1 Monthly Investor Certificateholders' Statement (August 15, 2000)